Exhibit 99.1

2012 FIRST HALF FINANCIAL HIGHLIGHTS

•	Net Income was $22.8 million, up 48% compared to the same period last year.

•	Total deposits grew slightly with balances up 1% to $4.7 billion, and the Bank’s total loan portfolio ended at $5.1 billion, a significant increase of 15%.

•	Total balance sheet assets grew 4% to $6.1 billion.

•	Assets under management ended the second quarter at $3.7 billion, down 2% as compared to the same time last year.

STATEMENT OF FINANCIAL CONDITION

Boston Private Bank & Trust Company CONDENSED BALANCE SHEET

(Unaudited)	June 30,
($ In Thousands)	2012	2011
Assets
Cash & Short-Term Investments	$98,311	$458,917
Investment Securities	724,792	790,481
Loans Held for Sale	12,336	4,625

Commercial & Construction Loans	2,806,065	2,319,002
Mortgage Loans	1,991,687	1,767,671
Home Equity & Other Loans	292,679	321,243

Total Loans	5,090,431	4,407,916
Less: Allowance for Loan Losses	99,054	98,742

Net Loans	4,991,377	4,309,174
Other Assets	239,629	262,384

Total Assets	$6,066,445	$5,825,581

Liabilities & Shareholder’s Equity
Demand Deposits	$1,140,826	$1,038,718
NOW Accounts	424,281	357,752
Savings & Money Market	2,267,963	2,238,570
Certificates of Deposit	869,582	1,020,510

Total Deposits	4,702,652	4,655,550

Borrowings	802,591	646,143
Other Liabilities	41,705	41,991

Total Liabilities	5,546,948	5,343,684

Shareholder’s Equity	519,497	481,897

Total Liabilities & Shareholder’s Equity	$6,066,445	$5,825,581

Boston Private Bank & Trust Company

CONDENSED STATEMENTS OF INCOME

(Unaudited)	For the Six Months Ended June 30,
($ In Thousands)	2012	2011
Interest Income	$112,660	$116,142
Interest Expense	18,005	22,792

Net Interest Income	94,655	93,350
Provision for Loan Losses	5,700	11,160

Net Interest Income after Provision	88,955	82,190
Investment Management Fees	11,670	11,991
Banking Fees and Other Income	4,626	6,502
Operating Expenses	71,246	78,992

Income Before Income Taxes	34,005	21,691
Income Taxes	11,178	6,292

Net Income	$22,827	$15,399

Boston Private Bank & Trust Company

SELECTED FINANCIAL DATA

(Unaudited)	At and for the Six Months Ended June 30,
($ In Thousands)	2012	2011
Assets Under Management	$3,680,000	$3,739,000
Return on Average Equity	8.91%	6.51%
Net Interest Margin (FTE)	3.43%	3.37%
Allowance for Loan Losses/Total Loans	1.95%	2.24%
Tier I Leverage Capital Ratio	8.40%	7.92%

On May 27, 2011, Charter Private Bank, Borel Private Bank, and First Private Bank merged into Boston Private Bank & Trust Company. All financial statements and data above are presented on a consolidated basis for all periods presented.

BOARD OF DIRECTORS

Herbert S. Alexander

Managing Partner

Alexander, Aronson, Finning & Company

John H. Clymer

Senior Counsel

Nixon Peabody LLP

Eugene S. Colangelo

Chairman of the Board

Julio Enterprises

Chairman of the Board

Boston Private Bank & Trust Company

Clayton G. Deutsch

CEO & President

Boston Private Financial Holdings, Inc.

Charles T. Grigsby

President

Mass. Growth Capital Corp.

Susan P. Haney

Private Investor

V. Charles Jackson

CEO, Southern California

Boston Private Bank & Trust Company

E. Christopher Palmer

President & Managing Shareholder

Palmer and Corbett, PC

James K. Schmidt

Private Investor

Brian G. Shapiro

Managing Partner

The Shapiro Group

William J. Shea

Executive Chairman

Lucid, Inc.

Chairman of the Board

DeMoulas Markets

Mark D. Thompson

CEO & President

Boston Private Bank & Trust Company

POLICY GROUP

Mark D. Thompson

CEO & President

James C. Brown

Executive Vice President Chief Lending Officer

Robert C. Buffum, Jr.

Senior Vice President

Chief Credit Officer

Gary L. Garber

Senior Vice President

Chief Information Officer

James C. Garvey

CEO, San Francisco Bay Area

James D. Henderson

Executive Vice President

V. Charles Jackson

CEO, Southern California

W. Timothy MacDonald

Senior Vice President

Chief Risk Officer

Pilar Pueyo

Senior Vice President Director of Human Resources

Anne L. Randall

Executive Vice President

Chief Financial & Administrative Officer

George G. Schwartz

Executive Vice President

Chief Operating Officer & Treasurer

Martin Steele

CEO, Pacific Northwest

John J. Sullivan

Executive Vice President

NEW ENGLAND OFFICES

Headquarters/Boston Office

Ten Post Office Square

Boston, MA 02109

Phone: (617) 912-1900

Back Bay Office

500 Boylston Street

Boston, MA 02116

Phone: (617) 912-4500

Beverly Office

57 Enon Street, Route 1A

Beverly, MA 01915

Phone: (978) 922-8000

Brookline Office

1295A Beacon Street

Brookline, MA 02446

Phone: (617) 739-0002

Hingham Office

7 Central Street

Hingham, MA 02043

Phone: (781) 740-2405

Jamaica Plain Loan

Center

401c Centre Street

Jamaica Plain, MA 02130

Phone: (617) 524-6050

Kendall Square Office

One Cambridge Center

Cambridge, MA 02142

Phone: (617) 646-4800

Lexington Office

1666 Massachusetts

Avenue Lexington,

MA 02420

Phone: (617) 912-3600

Newton Centre Office

1223 Centre Street

Newton, MA 02459

Phone: (617) 646-4850

Prudential Center Office

800 Boylston Street

Boston, MA 02199

Phone: (617) 912-7300

Seaport Office

157 Seaport Boulevard

Boston, MA 02210

Phone: (617) 646-4880

Wellesley Office

336 Washington Street

Wellesley, MA 02481

Phone: (781) 707-7700

PACIFIC NORTHWEST OFFICES

Bellevue Office

10885 N.E. 4th Street,

Suite 100

Bellevue, WA 98004

Phone: (425) 586-5000

Redmond Office

7536 164th Avenue NE

Redmond, WA 98052

Phone: (425) 882-3535

Seattle Office

601 Union Square, Suite 3030

Seattle, WA 98101

Phone: (206) 774-5400

SOUTHERN CALIFORNIA OFFICES

Burbank Office

333 N. Glenoaks Boulevard

Burbank, CA 91502

Phone: (818) 842-9191

Encino Office

16000 Ventura Boulevard

Encino, CA 91436

Phone: (818) 501-1700

Granada Hills Office

10820 Zelzah Avenue

Granada Hills, CA 91344

Phone: (818) 832-3800

Santa Monica Office

520 Broadway

Santa Monica, CA 90401

Phone: (310) 899-2620

Westlake Village Office

2835 Townsgate Road

Westlake Village, CA 91361

Phone: (805) 230-2778

SAN FRANCISCO BAY AREA OFFICES

Burlingame Office

1440 Chapin Avenue

Burlingame, CA 94010

Phone: (650) 375-6000

Los Altos Office

345 S. San Antonio Road

Los Altos, CA 94022

Phone: (650) 917-4600

Palo Alto Office

245 Lytton Avenue

Palo Alto, CA 94301

Phone: (650) 463-8700

San Francisco Office

433 California Street

San Francisco, CA 94104

Phone: (415) 402-5900

San Mateo Office

160 Bovet Road

San Mateo, CA 94402

Phone: (650) 378-3700